            As filed with the Securities and Exchange Commission on June 9, 1999
                                               Securities Act File No. 333-70423
                               Investment Company Act of 1940 File No. 811-09195


                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

                        Pre-Effective Amendment No. 1 / X /

                                        and
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /
                               Amendment No. 1 / X /


                            SA Funds - Investment Trust
                  (Formerly Known as RWB Funds - Investment Trust)
                 (Exact Name of Registrant as Specified in Charter)


                          1190 Saratoga Avenue, Suite 200
                             San Jose, California 95129
                 (Address of Principal Executive Office) (Zip Code)

                    Registrant's Telephone Number (408) 260-3143

                                  Cynthia Surprise
                        Vice President and Associate Counsel
                        State Street Bank and Trust Company
                               2 Avenue de Lafayette
                          Boston, Massachusetts 02111-1724
                      (Name and Address of Agent for Service)

                                     Copies to:

                                Julie Allecta, Esq.
                       Paul, Hastings, Janofsky & Walker LLP
                               345 California Street
                            San Francisco, CA 94104-2635

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 9(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                            SA FUNDS - INVESTMENT TRUST

                               CROSS-REFERENCE SHEET
                              Pursuant to Rule 495(a)



 Items in Part A of Form N-1A             Heading
 ----------------------------             -------
 1.  Front and Back Cover Pages           Cover

 2.  Risk/Return Summary: Investments,    Risk/Return Summary-goal, Principal
 Risks, and Performance                   Investment Strategies, Principal Risks

 3.  Risk/Return Summary: Fee Table       Risk/Return Summary- Fees and Expenses

 4.  Investment Objectives; Principal     More About SA Funds
 Investment Strategies, and Related
 Risks

 5.  Management's Discussion of Fund      Not Applicable
 Performance

 6.  Management, Organization, and        Management
 Capital Structure

 7.  Shareholder Information              Your Account

 8.  Distribution Arrangements            Your Account

 9.  Financial Highlights Information     Not Applicable


                            SA FUNDS - INVESTMENT TRUST

                               CROSS-REFERENCE SHEET
                        Pursuant to Rule 495(a) (CONTINUED)

 Items in Part B of Form N-1A              Heading
 ----------------------------              -------
 10.  Cover Page and Table of Contents     Cover and Table of Contents

 11.  Fund History                         History and General Information

 12.  Description of the Fund and Its      Description of the Funds and Their
 Investments and Risks                     Investments and Risks

 13.  Management of the Fund               Management of the Trust

 14.  Control Persons and Principal        Control Persons and Principal
 Holders of Securities                     Holders of Securities

 15.  Investment Advisory and Other        Investment Advisory and Other
 Services                                  Services

 16.  Brokerage Allocation and Other       Brokerage Allocation and Other
 Practices                                 Services

 17.  Capital Stock and Other Securities   Information Concerning Shares

 18.  Purchase, Redemption and Pricing of  Purchase, Redemption and Pricing of
 Shares                                    Shares

 19.  Taxation of the Fund                 Taxes

 20.  Underwriters                         Investment Advisery and Other
                                           Services-Distribution

 21.  Calculation of Performance Data      Performance Information

 22.  Financial Statements                 Financial Statements


                            SA FUNDS - INVESTMENT TRUST

                               CROSS-REFERENCE SHEET
                        Pursuant to Rule 495(a) (CONTINUED)

 Items in Part C of Form N-1A                 Heading
 ----------------------------                 -------
 23.  Exhibits                                Exhibits

 24.  Persons Controlled by or Under Common   Persons Controlled by or Under
 Control with Registrant                      Common Control with Registrant

 25.  Indemnification                         Indemnification

 26.  Business and Other Connections of the   Business and Other Connections of
 Investment Advisor                           the Investment Advisor

 27.  Principal Underwriters                  Principal Underwriters

 28.  Location of Accounts and Records        Location of Accounts and Records

 29.  Management Services                     Management Services

 30.  Undertakings                            Undertakings

 SA FUNDS



                                             PROSPECTUS
 -  SA FIXED INCOME FUND
 -  SA U.S. MARKET FUND
 -  SA U.S. HBtM FUND
 -  SA U.S. SMALL FUND
 -  SA INTERNATIONAL HBtM FUND
 -  SA INTERNATIONAL SMALL FUND






                                             As with all mutual funds, the
                                             Securities and Exchange Commission
                                             has not approved or disapproved
                                             these securities nor passed upon
                                             the accuracy or adequacy of this
                                             prospectus.  It is a criminal
                                             offense to state otherwise.




                                             June [  ], 1999

TABLE OF CONTENTS
3    RISK/RETURN SUMMARY

3    SA FIXED INCOME FUND
3    GOAL
3    PRINCIPAL INVESTMENT STRATEGIES
3    PRINCIPAL RISKS
5    FEES AND EXPENSES
5    PERFORMANCE

6    SA EQUITY FUNDS
6    INVESTMENT APPROACH
6    GOALS
6    PRINCIPAL INVESTMENT STRATEGIES
7    PRINCIPAL RISKS
9    FEES AND EXPENSES
9    PERFORMANCE

11   MANAGEMENT

12   YOUR ACCOUNT

14   PRICING OF FUND SHARES

16   DISTRIBUTIONS

17   FEDERAL TAX CONSIDERATIONS

     MORE ABOUT SA FUNDS
18   FIXED INCOME FUND
19   EQUITY FUNDS

BACK COVER FOR ADDITIONAL INFORMATION

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This Risk/Return Summary briefly describes the principal investment strategies of each of the SA Funds and the principal risks of investing in the Funds. For further information on the Funds' investments, strategies and risks, please read the section entitled More About SA Funds.

SA FIXED INCOME FUND

GOAL

The Fund's goal is to maximize total return available from a universe of high quality fixed income investments maturing in five years or less.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its goal by investing in a variety of high quality debt securities maturing in five years or less. These may include:

- obligations issued or guaranteed by the U.S. or foreign governments or their agencies and instrumentalities;
-    corporate debt obligations;
-    bank obligations;
-    commercial paper;
-    repurchase agreements;
-    obligations of supranational organizations (such as the World Bank); and
-    Eurodollar obligations.


The Fund may use foreign forward currency contracts to hedge foreign currency risks. The Fund may also engage in short-term trading, enter into futures and options contracts and lend portfolio securities, which are described under More About SA Funds.

PRINCIPAL RISKS

The share price of the Fund and the Fund's yield will change daily because of changes in interest rates and other market conditions and factors. You may lose money if you invest in the Fund. There are other circumstances that could adversely affect your investment, which may not be described here, that could prevent the Fund from achieving its goal.


The principal risks of investing in the Fixed Income Fund are:

- INTEREST RATE RISK: In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds held by the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

- CREDIT (or DEFAULT) RISK: It is possible that some of the issuers will not make payments on debt securities held by the Fund, or there could be defaults on repurchase agreements held by the Fund. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

- FOREIGN SECURITIES and CURRENCIES RISK: Investments by the Fund in foreign securities involve risks in addition to those of U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of greater political and economic risks and because there is less public information available about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

The Fund may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Fund. The Fund has no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy through them. Shareholder fees are paid directly from your investment. Annual fund operating expenses are paid from Fund assets.

SHAREHOLDER FEES
Annual Account Maintenance Fee (for accounts under $100,000) (1) $100.00

ANNUAL FUND OPERATING EXPENSES
AS A % OF NET ASSETS
                                     CLASS S          CLASS I
                                     -------          -------
Management Fee                        .85%             .85%
Sub-Advisory Fee                      .19%             .19%
Shareholder Servicing Fee             .25%             .05%
Other Expenses (2)                    .82%             .76%
                                      ----             ----
Total Operating Expenses              2.11%            1.85%
Fee Waiver and/or Expense            (.85)%           (.85)%
                                     ------           ------
Reimbursement
Net Expenses (3)                      1.26%            1.00%

(1) SA Funds may deduct an annual maintenance fee of $100.00 from accounts with a value of less than $100,000. The account value is determined by aggregating accounts with SA Funds. The Fund expects to value accounts on [the second Friday in November of each year]. Accounts opened after [September 30] will not be subject to the fee for that year. The fee is payable to the Fund and is designed to offset in part the relatively higher costs of servicing smaller accounts. The Fund reserves the right to waive the fee.
(2)  Other Expenses are based on estimated amounts for the current fiscal year.
(3) The manager has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit the Fund's total operating expenses as shown above during the Fund's first ten years of operations. The manager may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) the manager must request reimbursement within three years from the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement and (3) the Fund must be able to make the reimbursement and still stay within the operating expense limitation.

EXAMPLE

     This example is intended to help you compare the cost of investing in the Fixed Income Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

 YEAR                                          CLASS S              CLASS I
 ----                                          -------              -------
 1                                              $129                 $102
 3                                              $402                 $319

PERFORMANCE

     The Fund had not commenced operations as of the date of this Prospectus and, therefore, has no performance information to report.

SA EQUITY FUNDS

SA U.S. MARKET FUND
SA U.S. HBTM FUND
SA U.S. SMALL FUND
SA INTERNATIONAL HBTM FUND
SA INTERNATIONAL SMALL FUND

--------------------------------------------------------------------------------
EQUITY INVESTMENT APPROACH
- The sub-adviser believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection. Accordingly, the sub-adviser does not engage in market-timing or conventional stock selection.

- Using quantitative programs, the sub-adviser generally structures a Fund's portfolio by:
     -    Selecting a starting universe of securities
          (for example, all publicly traded U.S. common stocks).
     - Creating a sub-set of companies meeting the sub-adviser's investment guidelines.
     - Excluding certain companies after analyzing various factors (for example, solvency).
     - Purchasing stocks so the portfolio is generally market capitalization weighted, which means that stocks representing larger companies will represent a proportionately larger percentage of the portfolio.
--------------------------------------------------------------------------------

SA U.S. MARKET FUND

GOAL

The Fund's goal is to achieve long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its goal by investing in common stocks of U.S. companies within a MARKET CAPITALIZATION RANGE of deciles 1-10.

Using a technique known as "sampling", the sub-adviser will select stocks that will recreate in terms of industry, size and other characteristics (such as projected earnings, financial strength and debt) the Fund's target universe of all common stocks that are traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System.

The Fund will also invest up to 5% of its total assets in the U.S. 9-10 Small Company Portfolio, an investment company advised by Dimensional Fund Advisors Inc. ("DFA"), the sub-adviser of the Fund.

SA U.S. HBTM FUND

GOAL

The Fund's goal is to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its goal by investing at least 80% of its total assets in common stocks of U.S. companies that the Fund believes are value stocks. The Fund considers value stocks to be those of companies with high book values in relation to their market values. In measuring value, factors such as cash flow, economic conditions and developments in the issuer's industry are also considered.

The Fund considers a company to have a high book to market ratio if its ratio equals or exceeds the highest 30% of companies listed on the New York Stock Exchange.

The Fund intends to invest in common stocks within a market capitalization range of deciles 1-5.

--------------------------------------------------------------------------------
ABOUT MARKET CAPITALIZATION RANGES:
Market Capitalization is the total value of a company's stock in the marketplace or on a stock exchange. For example, a company that has issued one million shares that are selling for $30 per share would have a market capitalization of $30,000,000. Market capitalization ranges for the Funds are determined as follows:

1. The sub-adviser equally divides all the companies traded on the New York Stock Exchange into 10 groups or "deciles" based on market capitalization. Stocks in decile 1 have the biggest market capitalizations and those in
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     decile 10, the smallest.
2. The sub-adviser then combines two or more of these deciles into a market capitalization segment or range.
3. The sub-adviser generally considers a stock (it may not necessarily be traded on the New York Stock Exchange) for purchase only if its market capitalization falls within the ranges created.
--------------------------------------------------------------------------------

The Fund may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES, when consistent with its strategies and operational needs, to minimize adverse tax consequences to shareholders of the Fund.

--------------------------------------------------------------------------------
ABOUT TAX-EFFICIENT MANAGEMENT TECHNIQUES

The sub-adviser may use the following tax-efficient management techniques to minimize taxable distributions, particularly short-term capital gains and current income, which are taxed at a higher rate than long-term capital gains.

-    Minimizing sales of securities that result in capital gains.

- Maximizing the extent to which any realized net capital gains are long-term in nature (taxable at lower capital gains tax rates).

-    Minimizing dividend income.

-    Realizing losses to offset gains, when prudent to do so.
--------------------------------------------------------------------------------

SA U.S. SMALL FUND

GOAL

The Fund's goal is to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its goal by investing at least 80% of its total assets in equity securities of U.S. companies with market capitalizations within the smaller half of companies listed on the New York Stock Exchange.

The Fund may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES to minimize adverse tax consequences to shareholders of the Fund.


SA INTERNATIONAL HBTM FUND

GOAL

The Fund's goal is to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to pursue its goal by investing primarily in common stocks of large non-U.S. companies that it believes are value stocks. The Fund considers value stocks to be those of companies with high book values in relation to their market values. In measuring value, factors such as cash flow, economic conditions and developments in the issuer's industry are also considered.

The Fund considers a book to market ratio to be high if it is within the highest 30% of exchange-listed companies in the applicable country.

The Fund intends to invest in companies in countries with developed markets. At least 65% of the Fund's assets will be invested in companies in at least three non-U.S. countries.

Currently, the Fund expects to invest in companies with market capitalizations of at least $800 million.

The Fund may use a variety of TAX-EFFICIENT MANAGEMENT TECHNIQUES to minimize adverse tax consequences to shareholders of the Fund.

SA INTERNATIONAL SMALL FUND

GOAL

The Fund's goal is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a fund of funds, which means that it invests almost all of its assets in other mutual funds. The Fund intends to pursue its goal by investing its assets in the following mutual funds ("underlying funds"): DFA Japanese Small Company Series, DFA United Kingdom Small Company Series, DFA Continental Small Company Series, DFA Pacific Rim Small Company Series and DFA Emerging Markets Series.

Each of the underlying funds is a series of The DFA Investment Trust Company, an investment company advised by DFA, the sub-adviser of the International Small Fund.

The Fund will invest its assets in the underlying funds within the following ranges (expressed as a percentage of the Fund's assets):

 Underlying Fund             Investment Range
 ---------------             ----------------
 Japanese Series                20% - 45%
 U.K. Series                     5% - 40%
 Continental Series             20% - 45%
 Pacific Rim Series              0% - 25%
 Emerging Markets Series         0% - 25%


The manager will determine periodically the allocations among underlying funds.

POLICIES OF ALL UNDERLYING FUNDS DFA structures each underlying fund by generally basing the amount of each security purchased on the issuer's market capitalization relative to other companies located in the same country (or region, in the case of the Continental Series and Pacific Rim Series). DFA may exclude the stock of an otherwise eligible company if DFA believes conditions exist that make the purchase of that stock inappropriate.

Periodically, DFA will determine the market capitalization limit for eligible portfolio securities and will adjust the composition of the Fund's portfolio to eliminate stocks which are no longer eligible.

PRINCIPAL RISKS OF THE EQUITY FUNDS

The share price of each Equity Fund will change daily based on market conditions and other factors. You may lose money if you invest in these Funds. There are other circumstances, which are not described here, that could adversely affect your investment, and that could prevent a Fund from achieving its goal.

RISKS THAT APPLY TO ALL EQUITY FUNDS:

     - STOCK RISK: Stock prices may fluctuate widely in response to company, market or economic news.

     - COMPANY SIZE RISK: There are particular risks associated with investing in companies of a given size.

          - Larger, more established companies are generally not nimble and may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

          - The stocks of smaller companies may have more risks than those of larger companies. They may be more susceptible to market downturns and their prices may be more volatile.

     RISKS THAT APPLY PRIMARILY TO THE U.S. HBTM FUND AND INTERNATIONAL HBTM
     FUND:

     - VALUE STOCKS RISK: Value Stocks may underperform when the market strongly favors growth stocks over value stocks. In addition, a value stock may not reach what the sub-adviser believes is its full market value or its intrinsic value may go down.

     RISKS THAT APPLY PRIMARILY TO THE INTERNATIONAL HBTM FUND AND INTERNATIONAL SMALL FUND:

     - FOREIGN SECURITIES AND CURRENCY RISKS: Investments in foreign securities involve risks in addition to those of U.S. securities. Foreign securities are generally more volatile and less liquid than U.S. securities, in part because of higher political and economic risks, less availability of public information about foreign companies and fluctuations in currency exchange rates.

          The Funds may be adversely affected by the conversion of certain European currencies into the Euro. This conversion, which is under way, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

     RISK THAT APPLY PRIMARILY TO THE INTERNATIONAL SMALL FUND:

     - EMERGING MARKETS RISK: Numerous emerging countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of an Equity Fund. The Funds have no sales charge (load), redemption fees or exchange fees, although some institutions may charge you a fee for shares you buy through them. Shareholder fees are paid directly from your investment. Annual fund operating expenses are paid from Fund assets.

SHAREHOLDER FEES
Transaction Fees (as a % of offering price) (1)
     International Small Fund . . . . . . . . . . . . . . . . . . . . %
Annual Account Maintenance Fee (for accounts under $100,000) (2). . . $100.00

ANNUAL FUND OPERATING EXPENSES
(AS A % OF NET ASSETS)

                                                          U.S. MARKET FUND            U.S. HBTM FUND           U.S. SMALL FUND
                                                        CLASS S        CLASS I     CLASS S     CLASS I       CLASS S      CLASS I
                                                        -------        -------     -------     -------       -------      -------
 Management Fee                                          .85%           .85%         .85%         .85%         .85%         .85%
 Sub-Advisory Fee                                        .05%           .05%         .27%         .27%         .38%         .38%
 Shareholder Servicing Fee                               .25%           .05%         .25%         .05%         .25%         .05%
 Other Expenses (3)                                     1.04%           .98%        1.52%        1.46%        1.70%        1.64%
                                                        -----           ----        -----        -----        -----        -----
 Total Operating Expenses                               2.19%          1.93%        2.89%        2.63%        3.18%        2.92%
 Fee Waiver and/or Expense Reimbursement               (.85)%          (.85)%      (1.50)%      (1.50)%       1.64%       (1.64%)
                                                       ------          ------      -------      -------       -----       -------
 Net Expenses (4)                                       1.34%          1.08%        1.39%        1.13%        1.54%        1.28%


                                                      INTERNATIONAL HBTM FUND    INTERNATIONAL SMALL FUND
                                                       CLASS S        CLASS I     CLASS S       CLASS I
Management Fee                                           .85%           .85%        .85%          .85%
Sub-Advisory Fee                                         .38%           .38%       [  ]%         [  ]%
Shareholder Servicing Fee                                .25%           .05%        .25%          .05%
Other Expenses (3)                                      1.23%          1.17%       1.31%         1.25%
                                                        -----          -----       -----         -----

Total Operating Expenses                                2.71%          2.45%       2.41%         2.15%
Fee Waiver and/or Expense Reimbursement                 (.92%)         (.92)%      [  ]%        [   ]%
                                                        -----          -----       -----         -----

Net Expenses (4)                                        1.79%          1.53%       1.54%         1.28%

---------------------------


* In addition to the expenses shown above, shareholders of the International Small Fund will indirectly bear their pro rata share of fees and expenses of the underlying funds. The total operating expenses (as a percentage of net assets) for the underlying funds during their last fiscal year were .28% for the Japanese Series, .26% for the U.K. Series, .27% for the Continental Series, .38% for the Pacific Rim Series, and .53% for the Emerging Market Series.

(1) The International Small Fund charges a transaction fee on purchase of, and exchanges for, shares of that Fund. The fee does not apply to reinvested dividends or capital gain distributions. The fee is not a sales charge.
     It is paid to the Fund and is used to protect existing shareholders by offsetting the transaction costs associated with new purchases of securities by the Fund. The transaction fee is blended rate, which is based on the current target investment allocations among the underlying funds. Consequently, the transaction fee will change from time to time if the Fund changes the target investment allocation. An investor may call the manager for the transaction fee rate at the time of investment.
(2) The Funds may deduct an annual maintenance fee of $100.00 from accounts with a value of less than $100,000. The account value is determined by aggregating accounts with SA Funds. The Funds expects to value accounts on [the second Friday in November of each year]. Accounts opened after [September 30] will not be subject to the fee for that year. The fee is payable to the Funds and is designed to offset in part the relatively higher costs of servicing smaller accounts. The Funds reserve the right to waive the fee.
(3)  Other Expenses are based on estimates for the current fiscal year.
(4) The manager has contractually agreed to waive its management fees and/or to reimburse expenses to the extent necessary to limit the Fund's total operating expenses as shown above during the Fund's first ten years of operations. The manager may elect to recapture any amounts waived or reimbursed subject to the following conditions: (1) the manager must request reimbursement within three years from the year in which the waiver/reimbursement is made, (2) the Board of Trustees must approve the reimbursement and (3) the Fund must be able to make the reimbursement and still stay within the operating expense limitation.

EXAMPLE

     This example is intended to help you compare the cost of investing in an SA Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown in the table above. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be:

                U.S. MARKET FUND      U.S. HBTM FUND        U. S. SMALL FUND
 YEAR           CLASS S   CLASS I    CLASS S    CLASS I    CLASS S    CLASS I
 ----           -------   -------    -------    -------    -------    -------
 1               $137      $111       $142        $116      $158        $131
 3               $427      $345       $443        $361      $490        $408


              INTERNATIONAL HBTM FUND              INTERNATIONAL SMALL FUND
 YEAR           CLASS S   CLASS I                      CLASS S    CLASS I
 ----           -------   -------                      -------    -------
 1               $183      $157                         $158       $131
 3               $568      $487                         $490       $408

PERFORMANCE

     The Funds had not commenced operations as of the date of this Prospectus and, therefore, had no performance information to report.

MANAGEMENT
--------------------------------------------------------------------------------

RWB Advisory Services Inc., 1190 Saratoga Avenue, San Jose, California 95129, is the Funds' investment manager. Founded in 1975, the manager provides investment advisory services to individuals, pension and profit sharing plans, trusts, estates, charitable organizations and other business entities. Today the firm has approximately $1.4 billion in assets under management.

The manager, in its capacity as investment adviser, handles the business affairs of the Funds and has general responsibility for the management of the Funds' investments. In its capacity as administrator, the manager provides administrative services to the Funds. The manager has no prior experience as manager of a mutual fund.

The manager has engaged Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, as investment sub-adviser to the Funds. Since its organization in May 1981, the sub-adviser has provided investment management services to institutional investors and to other mutual funds. The sub-adviser presently serves as the investment adviser to four other investment companies-The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund Inc. Currently, the sub-adviser manages over $28 billion in assets, including over $14 billion in mutual fund assets.

The sub-adviser, subject to the supervision of the manager, is responsible for managing the assets of the Funds. The sub-adviser's investment committee makes investment decisions for the Funds.


The following chart shows the combined annual investment management fees that each Fund will pay to the manager and the sub-adviser. Fees are stated before any waiver. Please refer to the Fees and Expenses Table at the beginning of the prospectus for more information about fee waivers.

INVESTMENT MANAGEMENT FEE
(EXPRESSED AS PERCENTAGE OF AVERAGE DAILY NET ASSETS)
-----------------------------------------------------
 Fixed Income Fund              1.04%
 U.S. Market Fund                .90%
 U.S. HBtM Fund                 1.12%
 U.S. Small Fund                1.23%
 International HBtM Fund        1.23%
 International Small Fund       [  ]%

YEAR 2000

Like other mutual funds, financial institutions, business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the manager and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The manager is taking steps that it believes are reasonably designed to address year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other, major service providers. Although there can be no assurances, the manager believes that these steps will be sufficient to avoid any adverse impact on any of the Funds. Similarly, the companies and other issuers in which the Funds invest could be adversely affected by year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on a Fund.

YOUR ACCOUNT
--------------------------------------------------------------------------------

This section describes how to do business with SA Funds and the services that are available to shareholders.

HOW TO REACH SA FUNDS

By telephone:  800-366-7266
               Call for account information 8:00 a.m. to 5:00 p.m. Pacific time Monday through Friday

By mail:       1190 Saratoga Avenue
               Suite 200
               San Jose, California  95125

SHARE CLASSES

Each Fund offers two classes of shares (Class S and Class I). Each class has its own expense structure, including different shareholder servicing fees. Both of the classes are offered without a sales charge (load).

We base your eligibility to purchase shares of a class on the type of investor you are. Investors who maintain aggregate accounts of at least $5,000,000 (or less at the discretion of SA Funds) may purchase Class I shares. All other investors must purchase Class S shares.

PURCHASING SHARES

Only clients of investment advisers are eligible to purchase shares of the Funds.

If you are making an initial investment, you must complete and submit an account application.

You or your financial representative should notify the manager of any proposed investment.

If you purchase shares through an omnibus account maintained by a securities firm, the firm may charge you a fee.

MINIMUM INVESTMENTS
The minimum initial investment is $100,000, unless waived by SA Funds.

There is no minimum for additional investments.


TIMING OF REQUESTS
All requests received by SA Funds' transfer agent before 4:00 p.m. Eastern time will be executed the same day, at that day's NAV. Orders received after 4:00 p.m. Eastern time will be executed the following day, at that day's NAV. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders by the deadline.

SELLING SHARES

You or your financial representative may sell shares at any time by furnishing a redemption request to the manager in the form required by the manager.

INCOMPLETE SELL REQUESTS
SA Funds will attempt to notify you or your financial representative promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS
All requests received (in the form required by the manager) by SA Funds before 4:00 p.m. Eastern time will be executed the same day, at that day's NAV. Requests received after 4:00 p.m. Eastern time will be executed the following day, at that day's NAV.

WIRE TRANSACTIONS
A fee of $10 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING SHARES RECENTLY PURCHASED
If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

EXCHANGES
There is no fee to exchange shares among SA Funds. The exchange privilege is not intended as a way to speculate on short-term movements in the markets.

You may acquire shares of the Funds by exchanging shares of the SSgA Money Market Fund and may exchange your shares of the Funds for shares of the

SSgA Money Market Fund. The SSgA Money Market Fund is a portfolio of the SSgA Funds, if such shares are offered in your state of residence. The SSgA Funds is an open-end management investment company with multiple portfolios advised by State Street Bank and Trust Company, 225 Franklin Street, Boston MA 02110, and is not affiliated with the SA Funds or the SA Fund's distributor. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege is not an offering or recommendation on the part of the SA Funds or the distributor of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

Investment in the SSgA Fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that the SSgA Money Market Fund will maintain a stable net asset value of $1.00 per share.

ACCOUNTS WITH LOW BALANCES
If the value of your total account with SA Funds falls below $10,000, SA Funds may send you a notice asking you to bring the account back up to $10,000 or to close it out. If you do not take action within 60 days, SA Funds may sell your shares and mail the proceeds to you at the address of record.

ADDITIONAL POLICIES FOR PURCHASES, SALES AND EXCHANGES
     -    SA Funds reserves the right to reject any purchase order.

     - At any time, SA Funds may change any of its purchase or redemption procedures, and may suspend sale of its shares.

     - SA Funds may delay sending your redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission.

     - In the interest of economy, SA Funds does not issue share certificates.


     - If accepted by SA Funds, you may purchase shares of the Funds (except for the International Small Fund) with securities you own.

     - SA Funds reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. The shareholder will pay transaction costs to dispose of these securities.

     - SA Funds may authorize certain financial intermediaries to accept purchase, redemption and exchange orders from their customers on behalf of the SA Funds.

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

Each Fund's net asset value per share ("NAV") is calculated on each day the New York Stock Exchange is open. NAV is the value of a single share of a Fund. NAV is calculated by (1) taking the current value of a Fund's total assets, (2) subtracting the liabilities and (3) dividing that amount by the total number of shares owned by shareholders.

The Funds calculate NAV as of the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern time. If the New York Stock Exchange closes early, the Funds accelerate calculation of NAV transaction deadlines to that time.

Market or fair values of the Funds' portfolio securities are determined as follows:

- Equity securities listed on an exchange for which market quotations are readily available: according to the last quoted sale price of the day.

- In the absence of recorded sales for listed equity securities: according to the mean between the most recent quoted bid and asked prices.

- Unlisted equity securities for which market quotations are readily available: mean between the most recent quoted bid and asked prices.

- Shares of an investment company: at the investment company's net asset value.

- All other securities: at fair value as determined in good faith by the Board of Trustees of the Funds.

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell their shares.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its shareholders as distributions. When a Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION. Dividend distributions may be made several times a year, while capital gain distributions are generally made on an annual basis.

The Fixed Income Fund pays dividends, if any, quarterly.

The U.S. Market Fund, U.S. HBtM Fund, U.S. Small Fund, International HBtM Fund and International Small Fund pay dividends, if any, annually.

You will receive distributions from a Fund in additional shares of that Fund unless you elect to receive your distributions in cash.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but your should consult your tax adviser about your own particular situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gain distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.

The SA Fixed Income Fund expects that its distributions will consist primarily of ordinary income. The Equity Funds expect that their distributions will consist primarily of capital gains.

You generally are required to report all Fund distributions on your federal income tax return. Each year SA Funds will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.



TAXES ON SALES OR EXCHANGES

If you sell your shares of a Fund or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain. Your taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain.

OTHER CONSIDERATIONS

If you buy shares in a Fund just before the Fund makes any distribution, you will receive some of the purchase price back in the form of a taxable distribution.

By law, SA Funds must withhold a portion of your proceeds to pay federal income taxes if you have not provided complete, correct taxpayer information.

MORE ABOUT SA FUNDS
--------------------------------------------------------------------------------
FIXED INCOME FUND

The Fund's main strategies and risks are summarized above in the section entitled SA Fixed Income Fund. Below is further information about the Fund's investments and strategies and their associated risks. The Fund may also use strategies and invest in securities described in the SAI. The Fund's objective may be changed without shareholder approval.

SHORT-TERM TRADING. The Fund may engage in short-term trading, which could produce higher trading costs and taxable distributions. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

SECURITIES LENDING. The Fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional income gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

MATURITY RISK PREMIUMS. The sub-adviser will manage the fund with a view toward capturing maturity risk premiums. The term "maturity risk premium" means the anticipated incremental return on investment for holding securities with maturities of longer than one month compared to securities with a maturity of one month. This means that although the Fund will primarily invest in foreign obligations, the Fund will invest in U.S. obligations when the sub-adviser believes that foreign securities do not offer maturity risk premiums that compare favorably with those offered by U.S. securities.

DERIVATIVES. Derivatives are financial contracts whose value is based on a security, a currency exchange rate or a market index. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). The Fund may, but is not required to, use foreign currency contracts to hedge foreign currency risks. While hedging can guard against potential risks, it adds to the Fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund. The Fund may use futures contracts and options on futures contracts, but only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.
The Fund will not use derivatives for speculative purposes.

DESCRIPTION OF INVESTMENTS

- U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds.

- U.S. GOVERNMENT AGENCY OBLIGATIONS-- Issued or guaranteed by U.S. Government - sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

- CORPORATE DEBT OBLIGATIONS-- Nonconvertible corporate debt securities (e.g., bonds and debentures) which are issued by companies whose commercial paper is rated Prime 1 by Moody's Investors Services, Inc. ("Moody's") or A1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the sub-advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

- BANK OBLIGATIONS-- Obligations of U.S. banks and savings and loan associations and dollar - denominated obligations of U.S. subsidaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

- COMMERCIAL PAPER-- Rated, at the time of purchase, A1 or better by S&P or Prime 1 by

     Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated AAA by Moody's or AAA by S&P, and having a maximum maturity of nine months.

- REPURCHASE AGREEMENTS-- Instruments through which the Fund purchases securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. Government and agency obligations described above. The Funds will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 15% of the value of the Fund total assets would be so invested. The Funds will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets.

- FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS-- Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

- SUPRANATIONAL ORGANIZATION OBLIGATIONS-- Debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development.

- FOREIGN ISSUER OBLIGATIONS-- Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

- EURODOLLAR OBLIGATIONS-- Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

The Fund's investments may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are make periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.


EQUITY FUNDS

The Funds' main strategies and risks are summarized above in the section entitled SA Equity Funds. Below is further information about each Fund's investments and strategies and their associated risks. The Funds may also use strategies and invest in securities described in the SAI. Each Fund's objective may be changed without shareholder approval.

SECURITIES LENDING. Each Fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities. Risks of these securities are:

   - In general, bond prices rise when interest rates fall and fall when interest rates rise.

   - It is possible that some of the issuers will not make payments on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell.

CASH MANAGEMENT. Each Fund may invest up to 20% of its assets in short-term, high quality, highly-liquid, fixed-income obligations such as money market instruments and short-term repurchase agreements pending investment or for liquidity purposes.

INTERNATIONAL SMALL FUND

[The Fund and the underlying funds are part of the same group of investment companies for purposes of Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended.]

Under normal market conditions, the sub-adviser expects to allocate a portion of the Fund's assets to the Pacific Rim Series. The Fund does not currently intend to invest in the Pacific Rim Series, however, because of certain restrictions on the repatriation of Malaysian assets by foreign investors.

UNDERLYING FUND SPECIFIC POLICIES. The following are the investment policies of each underlying fund.

JAPANESE SERIES

The Japanese Series invests in a broad and diverse group of readily marketable stocks of Japanese small companies which are traded in the Japanese securities markets. A Japanese small company means a company located in Japan whose market capitalization is not larger than the largest of those in the smaller one-half of companies whose securities are listed on the First Section of the Tokyo Stock Exchange. The Japanese Series will invest primarily in securities traded on the Tokyo Stock Exchange or in other Japanese securities markets. The Japanese Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Japanese Series invests at least 80% of its total assets in equity securities of Japanese small companies.

U.K. SERIES

The U.K. Series invests in a broad and diverse group of readily marketable stocks of United Kingdom small companies which are traded principally on the International Stock Exchange of the United Kingdom and the Republic of Ireland
("ISE").   A United Kingdom small company means a company organized in the
United Kingdom, with shares listed on the ISE whose market capitalization is not larger than the largest of those in the smaller one-half of companies included in the FINANCIAL TIMES-ACTUARIES ALL SHARE INDEX ("FTA"). The U.K. Series will not purchase shares of any company whose market capitalization is less than $5,000,000. The Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Series invests at least 80% of its total assets in equity securities of United Kingdom small companies.

CONTINENTAL SERIES

The Continental Series invests in a broad and diverse group of readily marketable stocks of small companies organized in certain European countries whose shares are traded principally in securities markets located in those countries. DFA determines company size by comparing the market capitalizations of companies in all countries in which the Continental Series invests. Small companies are those whose market capitalizations are not greater than the largest of those in the smallest 20% of companies listed in the FTA. The Continental Series will not purchase shares of any company whose market capitalization is less than $5,000,000. The Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Series invests at least 80% of its total assets in equity securities of European small companies.

PACIFIC RIM SERIES

The Pacific Rim Series invests in a broad and diverse group of readily marketable stocks of small companies located in Australia, New Zealand and Asian countries whose share are traded principally in securities markets located in
those countries.   Small companies are those whose market capitalizations are not greater than the largest of those in the smallest 30% of companies listed in the FTA as combined for the countries in which the Pacific Rim Series invests. The Pacific Rim Series will not purchase shares of any company whose market capitalization is less than $5,000,000. The Series intends to purchase a portion of the stock of each eligible company on a market capitalization weighted basis. The Series invests at least 80% of its total assets in equity securities of small companies located in countries in the Pacific Rim.

EMERGING MARKETS SERIES

The Emerging Markets Series invests in companies located in emerging markets.
An emerging market is any country that the International Finance Corporation (a member of the World Bank Group) considers an emerging market. In determining what countries have emerging markets with respect to the Series, the data, analysis and classification of countries published or disseminated by the International Bank for Reconstruction and Development (a member of the World Bank Group) and the International Finance Corporation , among other things, will be considered. Approved emerging markets may not include all such emerging markets. In determining whether to approve markets for investment, the sub-adviser will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Series. The Series invests only in emerging markets approved by DFA. The Series invests primarily in equity securities listed on securities exchanges or actively traded on OTC markets. The Series invests in companies whose aggregate overall share of the emerging market's total public market capitalization is at least in the upper 40% of such capitalization. The Series may also invest in shares of other mutual funds that invest in the approved emerging markets where access to those markets is otherwise significantly limited.

As of the date of this Prospectus, the Series is authorized to invest in the following emerging market countries: Argentina, Brazil, Chile, Greece, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Portugal, Thailand, Turkey and Poland. As of September 10, 1998 the Series has discontinued further investments in Malaysian securities as a result of certain restrictions imposed by the Malaysian government on the repatriation of assets for foreign investors such as the Series.

 FOR MORE INFORMATION

TO OBTAIN INFORMATION:

-------------------------------------
                                        More information on SA Funds is
       BY TELEPHONE                     available free upon request, including
       Call 1-800-366-7266              the following:

       BY MAIL  Write to:               STATEMENT OF ADDITIONAL INFORMATION
       SA Funds                         (SAI)
       1190 Saratoga Avenue
       Suite 200                        Provides more details about the funds
       San Jose, California 95129       and their policies.  A current SAI is
                                        on file with the Securities and
                                        Exchange Commission (SEC) and is
       ON THE INTERNET  Text-only       incorporated by reference (is legally
       versions of fund documents       considered part of this prospectus).
       can be viewed online or
       downloaded from:
            SEC
            http://www.sec.gov

       You can also obtain copies by
       visiting the SEC's Public
       Reference Room in Washington,
       DC (phone 1-800-SEC-0330) or
       by sending your request and a
       duplicating fee to the SEC's
       Public Reference Section,
       Washington, DC 2054-6009.
-------------------------------------






       SA FUNDS -INVESTMENT TRUST
       SEC FILE NUMBER: 811-09195

                                    SA FUNDS
                              SA Fixed Income Fund
                               SA U.S. Market Fund
                                SA U.S. HBtM Fund
                               SA U.S. Small Fund
                           SA International HBtM Fund
                           SA International Small Fund


                       STATEMENT OF ADDITIONAL INFORMATION

                                 June [ ], 1999

         This Statement of Additional Information ("SAI") provides supplementary information pertaining to all shares representing interests in each of the no-load mutual funds listed above (the "Funds"). SA Funds - Investment Trust (the "Trust") currently offers a selection of six Funds, each of which is described in this SAI. This SAI is not a prospectus, and should be read only in conjunction with the Trust's Prospectus dated June [ ], 1999. A copy of the Prospectus may be obtained by calling (800) 366-7266.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1.    History and General Information.........................................3
2.    Description of the Funds and Their Investments and Risks................3
         Investments, Strategies and Risks....................................3
         Strategies of the U.S. Small Fund and the Underlying Funds of
             the International Small Fund....................................20
         Strategies of the U.S. HBtM Fund and the International HBtM Fund....22
         Tax Management Strategies of the U.S. HBtM Fund, U.S. Small Fund
          and the International HBtM Fund....................................23
         Fund Policies.......................................................24
3.    Management of the Trust................................................25
         Trustees and Officers...............................................25
         Compensation Table..................................................26
4.    Control Persons and Principal Holders of Securities....................26
5.    Investment Advisory and Other Services.................................27
         Investment Manager and Sub-Adviser..................................27
         Distributor.........................................................28
         Shareholder Servicing Arrangements..................................28
         Administration......................................................28
         Custodian...........................................................28
         Transfer Agent and Dividend Disbursing Agent........................29
         Counsel.............................................................29
         Independent Auditors................................................29
6.    Brokerage Allocations and Other Practices..............................29
7.    Information Concerning Shares..........................................30
8.    Purchase, Redemption and Pricing of Shares.............................31
         Purchase and Redemption Information.................................31
         Determination of Net Asset Value....................................32
9.    Taxes..................................................................32
         Tax Status of the Funds.............................................32
         Taxation of Fund Distributions......................................33
         Disposition of Shares...............................................34
         Information Relating to Foreign Investments.........................34
         Information Relating to Fund Investments............................35
         Backup Withholding..................................................37
         Other Taxation......................................................37
10.  Performance Information.................................................37
11.  Financial Statements....................................................39

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds. The Prospectus does not constitute an offering by the Funds in any jurisdiction in which such offering may not lawfully be made.

                         HISTORY AND GENERAL INFORMATION

         The Trust was organized as a Delaware business trust on June 16, 1998 under the name RWB Funds - Investment Trust which was changed on June __, 1999 to SA Funds-Investment Trust.

         The Trust is an open-end, management investment company. The Declaration of Trust permits the Trust to offer separate portfolios ("Funds") of shares of beneficial interest and different classes of shares of each Fund. The Trust currently offers six Funds, each of which is a diversified mutual fund.

         The following Funds are described in this SAI:

SA Fixed Income Fund
SA U.S. Market Fund
SA U.S. HBtM Fund
SA U.S. Small Fund
SA International HBtM Fund
SA International Small Fund

         The investment manager of each Fund is RWB Advisory Services Inc. ("RWBAS" or the "Manager"). Dimensional Fund Advisors Inc. ("Dimensional" or the "Sub-Adviser") serves as sub-adviser for each of the Funds.

         RWB Securities, Inc. is the distributor of shares of the Funds.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENTS, STRATEGIES AND RISKS

         The following supplements the information contained in the Prospectus concerning the investments and investment techniques of the Funds. Each Fund's investment objective is a non-fundamental policy and may be changed without the approval of the Fund's shareholders. There can be no assurance that a Fund will achieve its objective. A description of applicable credit ratings is set forth in Appendix A to this SAI.

         BORROWING. The Funds are authorized to borrow money in amounts up to 5% of the value of their total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. A Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Each Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Funds.

         CONVERTIBLE DEBENTURES. The International HBtM Fund and each investment company in which the International Small Company Fund invests ("underlying fund") may invest up to 5% of their assets in convertible debentures issued by non-U.S. companies. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, a Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible debenture will generally be held for so long as the Sub-Adviser anticipates such stock will provide the Fund with opportunities which are consistent with the Fund's investment objective and policies.

         FOREIGN CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


         A Fund may enter into forward contracts in connection with the management of the foreign currency exposure of its portfolio. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Sub-Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, or it wishes to alter the Fund's exposure to the currencies of the countries in its investment universe, it may enter into a forward contract to sell or buy foreign currency in exchange for the U.S. dollar or another foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         Each Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. The Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

         At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         A Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

         Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Federal tax treatment of forward foreign exchange contracts is discussed in the section entitled "Futures and Options on Futures -- Federal Tax Treatment of Futures Contracts, Options and Forward Foreign Exchange Contracts."


         FOREIGN SECURITIES. As stated in the Prospectus, certain Funds may invest in foreign securities. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


         There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Such concerns are particularly heightened for emerging markets and Eastern European countries.


         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

         Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into

United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund.

         The Sub-Adviser endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

         Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

         A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Sub-Adviser will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

         The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into futures contracts and options on futures contracts only for the purpose of remaining fully invested and to maintain liquidity to pay redemptions. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. A Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to a Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn income on their margin deposits. To the extent that a Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums paid for open futures options would exceed 5% of the Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the Securities and Exchange Commission, the Funds may be required to identify liquid assets, such as cash or liquid securities (or, as permitted under applicable regulation, enter into offsetting positions) in an account maintained with the Fund's custodian in connection with their futures contract transactions in order to cover their obligations with respect to such contracts.

         Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract an any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin deposits. In such circumstances, if a Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

         A Fund may purchase and sell options on the same types of futures in which it may invest.


         Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to writing or purchasing call and put options on stock index futures, a Fund may write or purchase call and put options on stock indices. Such options would be used in a manner similar to the use of options on futures contracts.


         SPECIAL RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. The risks described above for futures contracts are substantially the same as the risks of using options on futures. In addition, where a Fund seeks to close out an option position by writing or buying an offsetting option covering the same underlying instrument, index or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


         ADDITIONAL FUTURES AND OPTIONS CONTRACTS. Although the Funds have no current intention of engaging in futures or options transactions other than those described above, they reserve the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

         FEDERAL TAX TREATMENT OF FUTURES CONTRACTS, OPTIONS AND FORWARD FOREIGN EXCHANGE CONTRACTS. Certain option, futures, and forward foreign exchange contracts, including options and futures on currencies, which are Section 1256 contracts, may result in a Fund entering into straddles.

         Open Section 1256 contracts at fiscal year end will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a security or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle may be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option will not include the period of time the option is outstanding.

         Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options, may be long-term capital loss, if the security covering the option was held for more than twelve months prior to the writing of the option.


         ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities that are illiquid. Illiquid securities would generally include securities for which there is a limited trading market, repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the Securities and Exchange Commission.

         A Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities").
Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Sub-Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board of Trustees. It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

         INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund (other than the International Small Company Fund) currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.


         LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 33 1/3% of the total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral or loss on sale of the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Sub-Adviser will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Manager has determined are creditworthy under guidelines established by the Board of Trustees.

         MONEY MARKET INSTRUMENTS. Each Fund may invest from time to time in "money market instruments," a term that includes, among other instruments, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.


         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Sub-Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Sub-Adviser deems the investment to involve minimal credit risk.


         NON-DOMESTIC BANK OBLIGATIONS. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.


         REPURCHASE AGREEMENTS. Each Fund may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System or any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Sub-Adviser will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets segregated on the books of the Fund or the Fund's custodian in an amount that is greater than the repurchase price.

Default by, or bankruptcy of, the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities.

         The repurchase price under repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         Securities subject to repurchase agreements will be held, as applicable, by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid high-grade securities earmarked on the books of the Fund or the Fund's custodian in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


         SUPRANATIONAL BANK OBLIGATIONS. The Fixed Income Fund may invest in the obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.


         U.S. GOVERNMENT OBLIGATIONS. Each Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.


         VARIABLE AND FLOATING RATE INSTRUMENTS. The Fixed Income Fund may invest in variable and floating rate instruments. Debt instruments may also be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

         Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

         WARRANTS. Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.


         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY TRANSACTIONS). Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

         When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Fund will earmark cash or liquid portfolio securities equal to the amount of the commitment. Normally, the Fund will earmark portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to earmark additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it earmarks portfolio securities to cover such purchase commitments than when it earmarks cash.

         A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical rating organizations ("NRSROs") represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         OTHER. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Sub-Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission.

         Because the structure of the Equity Funds is based on the relative market capitalizations of eligible holdings, it is possible that the Funds might hold at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the 1940 Act and certain requirements of the 1940 Act regulating dealings between affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for purchase by the Funds and the anticipated amount of a Fund's assets intended to be invested in such securities, management does not anticipate that a Fund will hold as much as 5% of the voting securities of any issuer.

STRATEGIES OF THE U.S. SMALL FUND AND THE UNDERLYING FUNDS OF THE INTERNATIONAL SMALL FUND

         PORTFOLIO STRUCTURE

         Each of the U.S. Small Fund and the underlying funds (except the Emerging Markets Series) of the International Small Fund (the "Underlying Funds") is structured by generally basing the amount of each security purchased on the issuer's relative market capitalization with a view to creating in each Fund a reasonable reflection of the relative market capitalizations of its portfolio companies.

         The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country, except that with respect to Continental and Pacific Rim Series, such determination shall be made by reference to other companies located in all countries in which the Underlying Funds invest. Company size is measured in terms of local currencies in order to eliminate the effect of variations in currency exchange rates, except that Continental and Pacific Rim Series each will measure company size in terms of a common currency. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if (i) in the Sub-Adviser's judgment, the issuer is in extreme financial difficulty, (ii) the issuer is involved in a merger or consolidation or is the subject of an acquisition or
(iii) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will not be acquired (except as a part of a merger, consolidation or acquisition of assets). In addition, the Sub-Adviser may exclude the stock of a company that otherwise meets applicable market capitalization criterion if the Sub-Adviser determines in its best judgment that other conditions exist that make the purchase of such stock inappropriate.

         Deviation from strict market capitalization weighting will also occur because the Sub-Adviser intends to purchase round lots only. Furthermore, in order to retain sufficient liquidity, the relative amount of any security held may be reduced from time to time from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of assets may be invested in interest-bearing obligations, such as money-market instruments, for this purpose, thereby causing further deviation from strict market capitalization weighting.

         Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, each of the U.S. Small Fund and the Underlying Funds may, in exchange for the issuance of shares, acquire securities eligible for purchase or otherwise represented in their portfolios at the time of the exchange. While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

         If securities must be sold in order to obtain funds to make redemption payments, they may be repurchased as additional cash becomes available. In most instances, however, management would anticipate selling securities which had appreciated sufficiently to be eligible for sale and, therefore, would not need to repurchase such securities.

         Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a not less than semi-annual basis, the Sub-Adviser will determine the market capitalization of the largest small company eligible for investment. Common stocks whose market capitalizations are not greater than such company will be purchased. Additional investments generally will not be made in securities which have appreciated in value sufficiently to be excluded from the Sub-Adviser's then current market capitalization limit for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting and such deviation could be substantial if a significant amount of holdings increase in value sufficiently to be excluded from the limit for eligible securities, but not by a sufficient amount to warrant their sale. A further deviation from market capitalization weighting may occur if the Fund or Underlying Fund invests a portion of its assets in privately placed convertible debentures.

         It is the Sub-Adviser's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them.

         Generally, current income is not sought as an investment objective and investment will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be selected for investment do pay dividends. It is anticipated, therefore, that dividend income will be received.

         PORTFOLIO TRANSACTIONS


         On a periodic basis, the Sub-Adviser will review the holdings of the Fund and each Underlying Fund and determine which, at the time of such review, are no longer considered small U.S., Japanese, United Kingdom, European or Pacific Rim companies. The present policy of the Sub-Adviser (except with respect to the U.S. Small Fund) is to consider portfolio securities for sale when they have appreciated sufficiently to rank, on a market capitalization basis, more than one full decile higher than the company with the largest market capitalization that is eligible for purchase by the Fund or Underlying Fund as determined periodically by the Sub-Adviser. The Sub-Adviser may, from time to time, revise that policy if, in the opinion of the Sub-Adviser, such revision is necessary to maintain appropriate market capitalization weighting.


         Securities which have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securitie's prices in general. Securities may be disposed of, however, at any time when, in the Sub-Adviser's judgment, circumstances, such as (but not limited to) tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices warrant their sale. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining portfolios of companies with small market capitalizations.


         In the case of the U.S. Small Fund, management strategies used by the Sub-Adviser to defer the realization of net capital gains and to minimize dividend income may, from time to time, cause deviation from market capitalization weighting. The U.S. Small Fund should not be expected to adhere to its market capitalization weighting with the same precision as the other Funds.

STRATEGIES OF THE U.S. HBTM FUND AND INTERNATIONAL HBTM FUND

         Each of the U.S. HBtM Fund and International HBtM Fund will be structured on a market capitalization basis, by generally basing the amount of each security purchased on the issuer's relative market capitalization, with a view to creating a reasonable reflection of the relative market capitalizations of its portfolio companies. However, the Sub-Adviser may exclude the securities of a company that otherwise meets the applicable criteria if the Sub-Adviser determines in its best judgment that other conditions exist that make the inclusion of such security inappropriate.

         As of the date of this SAI, the International HBtM Fund intends to invest in companies having at least $800 million of market capitalization, and the Fund will be approximately market capitalization weighted. The Sub-Adviser may reset such floor from time to time to reflect changing market conditions. In determining market capitalization weights, the Sub-Adviser, using its best judgment, will seek to eliminate the effect of cross holdings on the individual country weights. As a result, the weighting of certain countries in the International HBtM Fund may vary from their weighting in international indices such as those published by The Financial Times, Morgan Stanley Capital International or Salomon/Russell. The Sub-Adviser, however, will not attempt to account for cross holding within the same country.

         Deviation from strict market capitalization weighting will also occur because the Funds intend to purchase round lots only. In order to retain sufficient liquidity, the relative amount of any security held by a Fund may be reduced, from time to time, from the level which strict adherence to market capitalization weighting would otherwise require. A portion, but generally not in excess of 20%, of a Fund's assets may be invested in interest-bearing obligations, such as money market instruments and short-term repurchase agreements, thereby causing further deviation from strict market capitalization weighting. Such investments would be made on a temporary basis pending investment in equity securities pursuant to the Funds' investment objectives. A further deviation from market capitalization weighting may occur if the International HBtM Fund invests a portion of its assets in privately placed convertible debentures.

         The Funds may make block purchases of eligible securities at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. In addition, the Funds may acquire securities eligible for purchase at the time of the exchange or otherwise represented in their portfolios in exchange for the issuance of their shares. While such purchases and acquisitions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of the assets of the Funds.

         Changes in the composition and relative ranking (in terms of market capitalization and book to market ratio) of the stocks which are eligible for purchase by the Funds take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On a periodic basis, the Sub-Adviser will determine the minimum market capitalization required to be considered for investment by the Funds. Only common stocks whose market capitalizations are not less than the respective minimum will be purchased by a Fund. Additional investments will not be made in securities which have depreciated in value to such extent that they are not then considered by the Sub-Adviser to be large companies. This may result in further deviation from market capitalization weighting, and such deviation could be substantial if a significant amount of the Fund's holdings decrease in value sufficiently to be excluded from the then current market capitalization requirement for eligible securities, but not by a sufficient amount to warrant their sale.

         It is the Sub-Adviser's belief that the stocks of large companies with high book to market ratios offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for inclusion in the Funds involves greater risk than including a large number of them. The Sub-Adviser does not anticipate that a significant number of securities which meet the market capitalization criteria will be selectively excluded from the Funds.

         The Funds do not seek current income as investment objectives and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Funds do pay dividends. It is anticipated, therefore, that the Funds will receive dividend income.

         In the case of the International HBtM Fund, securities which have depreciated in value since their acquisition will not be sold by the Funds solely because prospects for the issuer are not considered attractive, or due to an expected or realized decline in securities prices in general. Securities may be disposed of, however, at any time when, in the Sub-Adviser's judgment, circumstances warrant their sale, such as tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Generally, securities will be purchased with the expectation that they will be held for longer than one year, and will be held until such time as they are no longer considered an appropriate holding in light of the policy of maintaining a portfolio of companies with large market capitalizations and high book to market ratios.

TAX MANAGEMENT STRATEGIES OF THE U.S. HBTM FUND, U.S. SMALL FUND AND THE INTERNATIONAL HBTM FUND

         These Funds may try to minimize the impact of federal taxes on returns by managing their portfolios in a manner that will defer the realization of net capital gains where possible and may minimize ordinary income.

         When selling securities, each Fund typically will select the highest cost shares of the specific security in order to minimize the realization of capital gains. In certain cases, the highest cost shares may produce a short-term capital gain. Since short-term capital gains are taxed at higher tax rates than long-term capital gains, the highest cost shares with a long-term holding period may be disposed of instead. Each Fund also will seek, when possible, not to dispose of a security until the long-term holding period for capital gains for tax purposes has been satisfied. Additionally, each Fund may, when consistent with all other tax management policies, sell securities in order to realize capital losses. Realized capital losses can be used to offset realized capital gains, thus reducing capital gains distributions. However, realization of capital gains is not entirely within the Sub-Adviser's control. Capital gains distributions may vary considerably from year to year; there will be no capital gains distributions in years when a Fund realizes net capital losses.


         The timing of purchases and sales of securities may be managed to minimize dividends to the extent possible. With respect to dividends that are received, the Funds may not be eligible to flow through the dividends received deduction to corporate shareholders, if because of timing activities, the requisite holding period is not met. Except for the U.S. HBtM Fund, portfolio holdings may be managed to minimize high dividend-yielding securities and to emphasize low dividend-yielding securities.


         The Funds are expected to deviate from their market capitalization weightings to a greater extent than the other Funds. For example, the Sub-Adviser may exclude the stock a company that meets applicable market capitalization criterion in order to avoid dividend income, and the Sub-Adviser may sell the stock of a company that meets applicable market capitalization criterion in order to realize a capital loss. Additionally, while the Funds are managed so that securities will generally be held for longer than one year, the Funds may dispose of any securities whenever the Sub-Adviser determines that such disposition would be consistent with the tax management strategies of the Funds.

         Although the Sub-Adviser may manage each Fund to minimize the realization of capital gains and taxable dividend distributions during a particular year, the Funds may nonetheless distribute taxable gains and taxable income to shareholders from time to time. Furthermore, shareholders may be required to pay taxes on capital gains realized, if any, upon redemption of shares of a Fund, if the amount realized on redemption is greater than the amount the shareholder paid for the shares.

FUND POLICIES

         FUNDAMENTAL POLICIES. Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares. As used in this SAI and in the Prospectus, a "majority of the outstanding shares" of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or
(b) more than 50% of the outstanding shares of such Fund.


         1. No Fund may invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).


         2. No Fund may with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

         3. No Fund may borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow amounts not exceeding 33 1/3% of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made and additionally for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

         4. No Fund may pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by investment limitation 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose).

         5. No Fund may make loans of securities to other persons in excess of 33 1/3% of a Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations.

         6. No Fund may underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

         7. No Fund may purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein.

         8. No Fund may purchase securities on margin, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds may make margin deposits in connection with transactions in options, futures and options on futures.

         9. No Fund may invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund's prospectus.

         NON-FUNDAMENTAL POLICIES. Additional investment restrictions adopted by each Fund, which may be changed by the Board of Trustees, provide that a Fund may not:

         1. Invest more than 15% of its net assets (taken at market value at the time of purchase) in securities which cannot be readily sold or disposed of within the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

         2. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;

         3. Make investments for the purpose of exercising control or management; or

         4 Invest in other investment companies except as permitted under the 1940 Act.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.


                             MANAGEMENT OF THE TRUST
         The management of the Trust is supervised by the Board of Trustees under the laws of the State of Delaware. Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

TRUSTEES AND OFFICERS

         The Trustees and executive officers of the Trust and their principal occupations during the past five years are as set forth below. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined by the 1940 Act) of the Trust.


                                                                                         PRINCIPAL OCCUPATION(S) DURING
 NAME, ADDRESS AND DATE OF BIRTH             POSITION(S) HELD WITH FUND                            PAST 5 YEARS
 -------------------------------             --------------------------                  ------------------------------------------
 Bryan W. Brown                              Trustee                                     Self Employed Management Consultant (since
 950 Hayman Place                                                                        1992 )
 Los Altos, CA 94024
 DOB: 02/09/45

 David G. Booth*                             Trustee                                     President and Chairman-Chief Executive
 1299 Ocean Avenue                                                                       Officer of the following companies:
 Santa Monica, CA 90401                                                                  Dimensional Fund Advisors Inc., DFA
 DOB: 12/02/46                                                                           Securities Inc., DFA Australia Limited,
                                                                                         DFA Investment Dimensions Group Inc.,
                                                                                         Dimensional Investment Group Inc. and
                                                                                         Dimensional Emerging Markets Value Fund
                                                                                         Inc.; Trustee, President and Chairman-
                                                                                         Chief Executive Officer of the DFA
                                                                                         Investment Trust Company (registered
                                                                                         investment company); Chairman and
                                                                                         Director, Dimensional Fund Advisors Ltd.


                                       17

 John J. Bowen, Jr.*                         Trustee, President                          CEO and President, Assante Financial Group
 1190 Saratoga Avenue, Suite 200             and Chief Executive Officer                 Inc. (since July 1998); CEO, Registered
 San Jose, CA 95120                                                                      Principal and President, RWB Securities
 DOB: 10/01/55                                                                           Inc. (since July 1998); CEO and President,
                                                                                         RWB Advisory Services Inc. (since July
                                                                                         1998); CEO, Registered Principal and
                                                                                         President, Reinhardt Werba Bowen
                                                                                         Securities, Inc. (December 1993 to October
                                                                                         1998); CEO, Director and President,
                                                                                         Reinhardt, Werba, Bowen, Inc. (investment
                                                                                         adviser) (July 1980 to October 1998).

 Patrick Keating*                            Trustee                                     Director, Assante Capital Management Inc.
 Commodity Exchange Tower                                                                (since September 1998); President and CEO,
 1500-360 Main Street                                                                    Loring Ward Investment Counsel Ltd.
 Winnipeg, Manitoba, Canada, R3C3Z3                                                      ("Loring Ward") (since September 1998);
 DOB: 12/21/54                                                                           Executive Vice President, Loring Ward
                                                                                         (January 1996 to September 1998); Manager,
                                                                                         Client Services, Loring Ward (May 1995 to
                                                                                         December 1995);  General Manager, Advance
                                                                                         Electronics Ltd. (retail organization)
                                                                                         (until May 1995).

 Harold M. Shefrin                           Trustee                                     Professor of Finance, Santa Clara
 Leavey School of Business                                                               University.
 Santa Clara University
 Santa Clara, CA 95053
 DOB: 07/27/48

 Alexander B. Potts                          Vice President and Secretary                Vice President of Advisor Services and
 1190 Saratoga Avenue, Suite 200                                                         Investment Operations, RWB Advisory
 San Jose, CA 95120                                                                      Services Inc. (since April 1990).
 DOB: 06/14/67

 Michael Clinton                             Treasurer and Chief Financial and           Treasurer and CFO, RWB Advisory Services
 1190 Saratoga Avenue, Suite 200             Accounting Officer                          Inc. (since July 1998); Treasurer and CFO,
 San Jose, CA 95120                                                                      Reinhardt, Werba, Bowen Inc. (June 1995 to
 DOB: 10/06/66                                                                           July 1998); CPA, Crawford, Pimentel & Co.,
                                                                                         Inc. (accounting firm) (September 1989 to
                                                                                         June 1995).


                               COMPENSATION TABLE

         For their services as trustees, the trustees who are not "interested persons" (as defined in the 1940 Act) receive a $5,000 annual retainer fee and $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The interested trustees receive no compensation for their services as trustees. The following table summarizes the estimated compensation to be paid by the Trust to its trustees during the current fiscal year. The aggregate compensation is provided for the Trust, which is comprised of six Funds.

                                AGGREGATE COMPENSATION
                                    FROM THE FUND           PENSION OR RETIREMENT
      NAME OF TRUSTEE                                              BENEFITS
----------------------------- --------------------------- ---------------------------
Bryan W. Brown                          $9,000                       None
David G. Booth                           None                        None
John J. Bowen, Jr.                       None                        None
Patrick Keating                          None                        None
Harold M. Shefrin                       $9,000                       None

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of the date of this SAI, RWBAS may be deemed to control the Funds because it is the record and beneficial owner of 100% of each class of each Fund. As a result, RWBAS will be able to affect the outcome of matters presented for a vote of each Fund's shareholders.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER AND SUB-ADVISER

         The Trust, on behalf of each Fund, has entered into an Investment Advisory and Administrative Services Agreement (the "Agreement") with the Manager, an indirect, wholly-owned subsidiary of Assante Capital Management, Inc., which is a privately held financial services company located in Winnipeg, Canada.

         The Agreement will continue in effect for a period of two years from its effective date. If not sooner terminated, the Agreement will continue in effect for successive one year periods thereafter, provided that its continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees. The Agreement is terminable with respect to a Fund by vote of the Board of Trustees, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Manager. The Manager may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust, as applicable. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

         For the advisory services provided pursuant to the Agreement, the Manager is entitled to a fee from each Fund computed daily and payable monthly at the rate of .90% of the average daily net assets of each Fund.

         For the administrative services provided, the Manager is entitled to a fee from each Fund computed daily and payable monthly at the rate of .05% of the average daily net assets of each Fund.

         Dimensional is the Sub-Adviser to each Fund. Dimensional is a Delaware corporation and is registered with the Securities and Exchange Commission as an investment adviser. David G. Booth and Rex A. Sinquefield, directors and officers of Dimensional and shareholders of approximately 51% of Dimensional's outstanding stock, may be considered controlling persons of the Sub-Adviser.

         The Trust has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Dimensional. Under the terms of the Sub-Advisory Agreement, Dimensional provides sub-advisory services to the Funds. Subject to supervision of the Manager, Dimensional is responsible for the management of each the Fund's portfolio, including decisions regarding purchases and sales of portfolio securities by the Funds. Dimensional is also responsible for arranging the execution of portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith.

         The Sub-Advisory Agreement will continue in effect with respect to a Fund for a period of two years from its effective date. If not sooner terminated, the Sub-Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) the vote of a majority of the Board of Trustees. The Sub-Advisory Agreement is terminable by vote of the Board of Trustees, or, with respect to a Fund, by the holders of a majority of the outstanding voting securities of that Fund, at any time without penalty, on 60 days' written notice to Dimensional. Once the Sub-Advisory Agreement has been in effect for a period of not less than four years, it may be terminated by the Manager or Dimensional as to all the Funds by giving not less than twelve month's written notice. The Sub-Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

         For the sub-advisory services provided, Dimensional is entitled to a fee from each Fund [(other than the International Small Fund)] computed daily and payable monthly at an annual rate based on each Fund's average daily net assets as set forth below. [The Fund will not pay a fee to Dimensional for its sub-advisory services to the International Small Fund. Dimensional, however, receives fees from the Underlying Funds of the International Small Fund for providing advisory services to those Underlying Funds.]


FUND                                                          FEE
----                                                          ---
Fixed Income Fund                                             .19%
U.S. Market Fund                                              .05%
U.S. HBtM Fund                                                .27%
U.S. Small Fund                                               .38%
International HBtM Fund                                       .38%
International Small Fund                                     [  ]%

DISTRIBUTOR

         RWB Securities, Inc. (the "Distributor") and the Trust have entered into a distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor's principal offices are located at 1190 Saratoga Avenue, Suite 200, San Jose, CA 95129. The Distributor is an indirect, wholly-owned subsidiary of Assante Capital Management, Inc. and is an affiliate of RWBAS. The Distributor receives no compensation for distribution of the Funds shares.

SHAREHOLDER SERVICING ARRANGEMENTS

         Under a Shareholder Servicing Agreement with the Trust, the Manager performs various services for the Funds, including establishing a toll-free telephone number for shareholders of each Fund to use to obtain up-to-date account information; providing to shareholders quarterly and other reports with respect to the performance of each Fund; and providing shareholders with such information regarding the operations and affairs of each Fund, and their investment in its shares, as the shareholders or the Board of Trustees may reasonably request. The Manager is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class S shares, and an annual service fee at the rate of up to 0.05% of the value of average daily net assets of the Class I shares of each Fund.


ADMINISTRATION

         State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts, 02110, serves as sub-administrator for the Trust, pursuant to a sub-administration agreement (the "Sub-Administration Agreement") with the manager and the Trust.

         Under the Sub-Administration Agreement, State Street has agreed to oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the Securities and Exchange Commission. For providing these services, State Street receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows: 0.06% on the first $750 million of net assets, plus 0.04% for net assets between $750 million and $1.5 billion, plus 0.02% on net assets over $1.5 billion. There is a minimum charge of $85,000 per fund.

CUSTODIAN

         State Street is the custodian of each Fund's assets pursuant to a custodian agreement (the "Custody Contract") with the Trust. State Street is also the custodian with respect to the custody of foreign securities held by the Funds. Under the Custody Contract, State Street (i) holds and transfers portfolio securities on account of each Fund, (ii) accepts receipts and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of each Fund's securities and (iv) makes periodic reports to the Board of Trustees concerning the Funds' operations.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         State Street serves as the transfer agent and dividend disbursing agent for the Funds.

COUNSEL

         The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust.

INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLC, 555 California Street, San Francisco, California 94101, serves as the independent auditors for the Trust, providing audit and accounting services including: examination of each Fund's annual financial statements, assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission; and preparation of income tax returns.

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

         Subject to the general supervision of the Trustees, the Sub-Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

         Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Sub-Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Sub-Adviser will place portfolio transaction with a view to receiving the best price and execution.

         Transactions may be placed with brokers who provide the Sub-Adviser with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Sub-Advisory Agreement permits the Sub-Adviser to cause the Funds to pay a broker or dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker or dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Funds.

         Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the advisory fees payable to the Sub-Adviser. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

         Investment decisions for each Fund and for other investment accounts managed by the Sub-Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

         Portfolio securities will not be purchased from or sold to the Manager, Sub-Adviser, Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by Securities and Exchange Commission exemptive order or by applicable law. A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Manager, Sub-Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust's Board of Trustees in accordance with Rule 10f-3 under the 1940 Act.

                          INFORMATION CONCERNING SHARES

         The Trust is a Delaware business trust. Under the Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of the Trust into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Currently, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in six separate series, each of which is a Fund. Each Fund currently offers two classes of shares.

         In the event of a liquidation or dissolution of the Trust, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

         Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trusts outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by the Trust.

         Shareholder meetings to elect trustees will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders, shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION INFORMATION

         Purchases and redemptions are discussed in the Funds' Prospectus and such information is incorporated herein by reference.

         RETIREMENT PLANS. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), 401(k) plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs (SEP-IRAs). An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

         IN-KIND PURCHASES. Payment for shares may, in the discretion of the Sub-Adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact the Manager. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities
(a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

         REDEMPTION IN-KIND. Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash.

         OTHER REDEMPTION INFORMATION. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of the shareholders; or (iv) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.

         The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $10,000; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 60 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $10,000 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

                                      TAXES

         The following summarizes certain additional federal and state income tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

         Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.


         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

         Although a Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

TAXATION OF FUND DISTRIBUTIONS

         Distributions of net investment income received by a Fund from investments in debt securities and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year, regardless of the length of time a shareholder has held his or her Fund shares and regardless of whether the distribution is paid in cash or reinvested in shares. The Funds expect that capital gain dividends will be taxable to shareholders as long-term gain. Capital gain dividends are not eligible for the dividends received deduction.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, a Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds each year.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares and treated as long-term capital gains. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less.

INFORMATION RELATING TO FOREIGN INVESTMENTS

         Income received by a Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of securities of foreign issuers, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to limitations, including the restriction that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.


         Certain Funds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets, or 75% or more of its gross passive income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. Each Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


         The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to market losses and any loss from an actual disposition of Fund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

INFORMATION RELATING TO FUND INVESTMENTS

         TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.


         ORIGINAL ISSUE DISCOUNT. The Funds may purchase debt securities with original issue discount. Original issue discount represents the difference between the original issue price of the debt instrument and the stated redemption price at maturity. Original issue discount is required to be accreted on a daily basis and is considered interest income for federal income tax purposes and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

         MARKET DISCOUNT. The Funds may purchase debt securities at a discount in excess of the original issue discount, or at a discount to the stated redemption price at maturity (for debt securities without original issue discount). This discount is called "market discount". Market discount is permitted to be recorded daily or at time of disposition of the debt security. If market discount is to be recognized at time of disposition of the debt security, accrued market discount is recognized to the extent of gain on the disposition of the debt security.


         HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Any regulated futures and foreign currency contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section, 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

         The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

         CONSTRUCTIVE SALES. Recently enacted rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

         CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

BACKUP WITHHOLDING


         The Trust will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder (i) who has provided an incorrect tax identification number or no number at all,
(ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify that he is not subject to backup withholding or that he is an "exempt recipient."


OTHER TAXATION

         The foregoing discussion relates only to U.S. federal income tax law and certain state taxes as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Funds, and dispositions of Fund shares also may be subject to other state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty). Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                             PERFORMANCE INFORMATION

         The 30-day (or one month) standard yield is calculated for the Fixed Income Fund in accordance with the method prescribed by the SEC for mutual funds:
                                               6
                          YIELD = 2 [( a-b + 1)  - 1]
                                       ---
                                       cd

Where:
         a = dividends and interest earned by the Fund during the period;
         b = expenses accrued for the period (net of reimbursements and waivers);
         c = average daily number of shares outstanding during the period entitled to receive dividends;
         d = maximum offering price per share on the last day of the period.

         For the purpose of determining interest earned on debt obligations purchased by the Fund at a discount or premium (variable "a" in the formula), the Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by the Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.


         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


         With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).


TOTAL RETURN

         Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                         n
                                P (1 + T) = ERV

Where:
         T = average annual total return

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof)

         P = hypothetical initial payment of $1,000

         n = period covered by the computation, expressed in years.


         Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period.

         The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

         From time to time, in advertisements or in reports to shareholders, a Fund's yield or total return may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices.

                              FINANCIAL STATEMENTS

         The Financial Statements for the Trust at _______, 1999 including the notes thereto and the report of PricewaterhouseCoopers LLP thereon are contained in this SAI on the following pages.

                            PART C: OTHER INFORMATION



ITEM 23.      EXHIBITS
(a) (i)   Declaration of Trust*
    (ii)  Amendment No. 1 to the Declaration of Trust**
(b)       By-laws*
(c)       Not Applicable
(d) (i)   Investment Advisory and Administrative Services Agreement
          with RWB Advisory Services Inc.**
    (ii)  Investment Sub-Advisory Agreement with Dimensional Fund Advisors, Inc.**
(e)       Form of Distribution Agreement with RWB Securities Inc.
(f)       Not Applicable
(g)       Form of Custodian Agreement with State Street Bank and Trust Company ("State Street")
(h) (i)   Form of Sub-Administration Agreement with State Street
    (ii)  Form of Transfer Agency and Service Agreement with State Street
    (iii) Form of Shareholder Servicing Agreement
(i)       Opinion and Consent of Paul, Hastings, Janovsky & Walker LLP**
(j) (i)   Consent of PricewaterhouseCoopers, LLP**
    (ii)  Opinion of PricewaterhouseCoopers, LLP**
(k)       Not Applicable
(l)       Form of Initial Capital Agreement
(m)       Not Applicable
(n)       Not Applicable
(o)       Multi-Class Plan**
(p)       Powers of Attorney

-------------------------------
* Incorporated herein by reference from the Registrant's Initial Registration Statement on Form N-1A (File nos. 333-70423, 811-09195) as filed with the U.S. Securities and Exchange Commission on January 11, 1999.

** To be filed by amendment.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.


ITEM 25.  INDEMNIFICATION

     Indemnification of Registrant's principal underwriter against certain losses is provided for in the Distribution Agreement incorporated herein by reference to Exhibit [e] hereto.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims, demands and expenses (including reasonable attorneys' fees) whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

RWB Advisory Services Inc. performs investment advisory services for Registrant and institutional and individual investors.

Dimensional Fund Advisors Inc. performs investment advisory services for Registrant and other investment companies and institutional and individual investors.

See the information concerning RWB Advisory Services Inc. and Dimensional Fund Advisors Inc. set forth in Parts A and B of this Registration Statement.

RWB Advisory Services Inc. and Dimensional Fund Advisors Inc. are both investment advisers registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of directors, officers or partners of RWB Advisory Services Inc. and Dimensional Fund Advisors Inc., together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by RWB Advisory Services Inc. and Dimensional Fund Advisors Inc. pursuant to the Advisers Act (SEC File Nos. 801-55934 and 801-16283).

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a)    Not Applicable
     (b)


                (1)                                  (2)                                 (3)

NAME AND PRINCIPAL BUSINESS ADDRESS       POSITIONS AND OFFICES WITH            POSITIONS AND OFFICES
                                                 UNDERWRITER                          WITH FUND
         John J. Bowen, Jr.
        RWB Securities Inc.                Chief Executive Officer,            Chief Executive Officer,
        1190 Saratoga Avenue              Registered Principal and               President and Trustee
             Suite 200                          President
         San Jose, CA 95129

     (c)   Not Applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain and preserve the records required by
Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such records will be maintained on behalf of the Registrant for the periods prescribed by the rules and regulations of the Commission under the 1940 Act and that such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request:

         (1)      RWB Advisory Services Inc.
                  1190 Saratoga Avenue, Suite 200
                  San Jose, California 95129

         (2)      Dimensional Fund Advisors Inc.
                  1299 Ocean Avenue, 11th Floor
                  Santa Monica, California 90401

         (3)      State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

         (4)      Boston Financial Data Services, Inc.
                  Two Heritage Drive
                  North Quincy, Massachusetts 02171

ITEM 29.  MANAGEMENT SERVICES

Not Applicable.

ITEM 30.  UNDERTAKING

Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Quincy and the Commonwealth of Massachusetts, on the 9th day of June, 1999.


                                    SA FUNDS - INVESTMENT TRUST

                                    By:   * /s/ John J. Bowen, Jr.
                                          ------------------------
                                          John J. Bowen, Jr. *
                                          President and Chief Executive Officer

                                    * By: /s/ Cynthia Surprise
                                          --------------------
                                          Cynthia Surprise
                                          As Attorney-in-Fact


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following person in the capacities and on the date indicated:


SIGNATURES                       TITLE                                       DATE
----------                       -----                                       ----
* /s/ John J. Bowen, Jr.         Trustee                                     June 9, 1999
-------------------------
John J. Bowen, Jr.

* /s/ Bryan W. Brown             Trustee                                     June 9, 1999
-------------------------
Bryan W. Brown

* /s/ David G. Booth             Trustee                                     June 9, 1999
-------------------------
David G. Booth

* /s/ Patrick Keating            Trustee                                     June 9, 1999
-------------------------
Patrick Keating

* /s/ Harold M. Shefrin          Trustee                                     June 9, 1999
-------------------------
Harold M. Shefrin

* /s/ Michael Clinton            Treasurer and Chief                         June 9, 1999
-------------------------        Financial and Accounting Officer
Michael Clinton

*By:   /s/ Cynthia Surprise
       --------------------
       Cynthia Surprise
       As Attorney-in-Fact


                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
23 (e)              Form of Distribution Agreement with RWB Securities Inc.
23 (g)              Form of Custodian Agreement with State Street Bank and Trust Company ("State Street")
23 (h) (i)          Form of Sub-Administration Agreement with State Street
23 (h) (ii)         Form of Transfer Agency and Service Agreement with State Street
23 (h) (iii)        Form of Shareholder Servicing Agreement
23 (l)              Form of Initial Capital Agreement
23 (p)              Powers of Attorney